PersonalFinance Mutual Funds

EXCERPT

Long-Shorts That
Dodged the Blows

How three funds succeeded in a summer when most hedge-like strategies failed. BY ANNE TERGESEN

AT FIRST GLANCE, long-short mutual funds seem like a good idea. They mimic various hedge fund strategies, aiming to rise when stocks fall—or at the very least, to lose much less ground. The reality has been a little different, though. From July 1 through Sept. 14, the 53 funds tracked by Morningstar fell an average of 1.4%, vs. a 0.86% decline for the Standard & Poor's 500-stock index. Even as the market has recovered a bit, some long-short funds are still getting clobbered. Among them: Geronimo Multi-Strategy Fund, down 9.75% since July 1.

What happened? In part, the funds were hit by the same forces that rocked hedge funds. Facing requests for redemptions, many hedge fund managers sold high-quality stocks that had fallen in price. To reduce their leverage, they also bought back stocks they’d sold short. With lots of funds in the same bind, that pushed up the prices of lower-quality issues. The effect: losses on both their long and short positions.

This is not the first time these funds have come up short. Over the past three years, in months when the S&P 500 has fallen by more than 1.5%, the group has barely managed to beat the market.

But even as the category has disappointed, a few funds have proven themselves. They have generally performed well in periods such as July and August, when other investments have not—a feat that has helped them shine over longer periods.

GATEWAY (GATEX)

YR-TO-DATE-RETURN*
6.69%
10-YR AVG. ANNL. RET.
6.66%
EXPENSE RATIO
0.95%
Data: Morningstar. *Sept. 14

THE $4 BILLION Gateway Fund is up a market-beating 6.69% so far this year and 6.66% over the past 10 years. But stock-picking hasn't played a big role. Gateway buys a broad basket of stocks that roughly resemble the S&P 500 with a dividend yield of 2.6%, vs. 1.9% for the index. The fund generates additional income by selling call options on the portfolio.

While Gateway tends to rise and fall with stocks, its gains and losses are typically about a third as great. That's because in selling call options, the fund forfeits a portion of its upside returns. It also spends a small amount on put options that gain in value if the market takes a quick, deep dive. That's the short side of the portfolio.

Now, with volatility almost twice what it was in June, the fund's income from selling calls has spiked. When volatility rises, options buyers pay higher premiums to sellers, such as Gateway, because stocks are more likely to move sharply higher, as well as lower. "It's a good time for us," says co-manager Paul Stewart.

DAVID PLUNKERT

Reprinted from BusinessWeek, October 1, 2007, copyright by The McGraw-Hill Companies, Inc., with all rights reserved.
This reprint implies no endorsement, either tacit or expressed, of any company, product, service or investment opportunity.

REQUIRED DISCLOSURE PAGE
GATEWAY FUND

AVERAGE ANNUAL TOTAL RETURNS
AS OF SEPTEMBER 30, 2007

One Year	10.54%
Five Years	10.22%
Ten Years	6.65%
From January 1, 1988	9.14%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance, may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Data Source: Gateway Investment Advisers, L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441